OREGON BAKING COMPANY, DBA MARSEE BAKING

                         NOTICE OF GRANT OF STOCK OPTION


                  Notice is hereby given of the following option grant (the "Option") made to purchase shares of Oregon Baking Company, dba Marsee Baking (the "Company") common stock (the "Common Stock"):

                  OPTIONEE:  ___________________________________________
                  GRANT DATE: __________________________________________
                  VESTING COMMENCEMENT DATE:  __________________________
                  TYPE OF STOCK:  Common Stock
                  OPTION PRICE:  $______ per share
                  NUMBER OF OPTION SHARES:  ____________________________
                  EXPIRATION DATE:  10 years from Grant Date
                  TYPE OF OPTION:  Incentive/Non-Qualified
                  EXERCISE SCHEDULE: ___________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

                  REPURCHASE RIGHT: The Option Shares shall be subject to repurchase by the Company at the Option Price paid per share. Provided Optionee remains in Service (as defined in the Stock Purchase Agreement attached hereto as Exhibit B), the Company's Repurchase Right will lapse with respect to, and the Optionee shall acquire a vested interest in, _______________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  __________________________________.  In  no  event  shall  any additional Option Shares vest after Optionee's cessation of Service.

                  Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Company's 1997 Stock Option/Stock Issuance Plan (the "Plan"). Optionee further agrees to be bound by the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that the terms and conditions applicable to any Option Shares purchased thereunder are as set forth in the Stock Purchase Agreement attached hereto as Exhibit B.

                  Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

                  RIGHTS OF FIRST REFUSAL. IN ADDITION TO THE COMPANY'S REPURCHASE RIGHT SET FORTH ABOVE, THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN
RIGHTS  OF  FIRST  REFUSAL  UPON  ANY  PROPOSED  SALE,   ASSIGNMENT,   TRANSFER,


                                                                 Notice of Grant

ENCUMBRANCE OR OTHER DISPOSITION OF THE COMPANY'S SHARES. THE TERMS AND CONDITIONS OF SUCH RIGHTS ARE SPECIFIED IN THE STOCK PURCHASE AGREEMENT ATTACHED HERETO AS EXHIBIT B.

                  NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the Service of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.


___________________________
         Date


                                        OREGON BAKING COMPANY, DBA MARSEE BAKING




                                        By:_____________________________________

                                        Its:____________________________________




                                        ________________________________________
                                        Optionee

                                Address:_____________________________

                                        ________________________________________





                                                                 Notice of Grant

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                    OREGON BAKING COMPANY, DBA MARSEE BAKING

                             STOCK OPTION AGREEMENT


                                   WITNESSETH:
                                   ----------

                                    RECITALS


     A. The Board has adopted the Plan for the purpose of attracting and retaining the services of selected key employees (including officers and directors), non-employee members of the Board and consultants and other independent contractors who contribute to the financial success of the Corporation.

     B. Optionee is an individual who is to render valuable services to the Corporation, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of a stock option to Optionee.

     C. Capitalized terms used in this Agreement shall, unless the context clearly indicates otherwise, have the meaning assigned to such terms in Paragraph 21 of this Agreement.

     NOW, THEREFORE, it is hereby agreed as follows:

     1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Corporation hereby grants to Optionee, as of the Grant Date, a stock option to purchase up to that number of Option Shares as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the Option term at the Option Price per share specified in the Grant Notice.

     2. OPTION TERM. This Option shall expire at the close of business on the Expiration Date specified in the Grant Notice, unless sooner terminated in accordance with Paragraphs 5, 6, or 18 hereof; provided, in no event shall this Option have a maximum term in excess of ten (10) years measured from the Grant Date.

     3. OPTION NONTRANSFERABLE; EXCEPTION. This Option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following the Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee.

     4. DATES OF EXERCISE. This Option may not be exercised in whole or in part at any time prior to the time the Plan is approved by the Corporation's


                                                          Stock Option Agreement
shareholders in accordance with Paragraph 18. Provided such shareholder approval is obtained, this Option shall thereupon become exercisable for the Option Shares in one or more installments as is specified in the Grant Notice. As the Option becomes exercisable in one or more installments, the installments shall accumulate and the Option shall remain exercisable for such installments until the Expiration Date or the sooner termination of the Option term under Paragraph 5 or Paragraph 6 of this Agreement.

     5. ACCELERATED TERMINATION OF OPTION TERM. The option term specified in Paragraph 2 shall terminate (and this Option shall cease to be exercisable) prior to the Expiration Date should any of the following provisions become applicable:

     (a) Except as otherwise provided in subparagraph (b) or (c) below, should Optionee cease to remain in Service while this Option is outstanding, then the period for exercising this Option shall be reduced to a three (3) month period commencing with the date of such cessation of Service, but in no event shall this Option be exercisable at any time after the Expiration Date. Upon the expiration of such three (3) month period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding.

     (b) Should Optionee die while this Option is outstanding, then the personal representative of the Optionee's estate or the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the law of descent and distribution shall have the right to exercise this Option. Such right shall lapse, and this Option shall cease to be exercisable, upon the EARLIER of (i) the expiration of the twelve (12) month period measured from the date of Optionee's death or (ii) the Expiration Date. Upon the expiration of such twelve (12) month period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding.

     (c) Should Optionee become Permanently Disabled and cease by reason thereof to remain in Service while this Option is outstanding, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this Option, but in no event shall this Option be exercisable at any time after the Expiration Date. Upon the expiration of such limited period of exercisability or (if earlier) upon the Expiration Date, this Option shall terminate and case to be outstanding.

     (d) During the limited period of exercisability applicable under subparagraphs (a), (b) or (c) above, this Option may be exercised for any or all of the Option Shares in which the Optionee, at the time of cessation of Service, is vested in accordance with the exercise/vesting provisions specified in the Grant Notice or the special acceleration provisions of Paragraph 6 of this Agreement.

     (e) Notwithstanding any provisions of this paragraph 5 or any other provision of this Agreement or the Plan to the contrary, any options granted under the Plan shall terminate as of the date Optionee ceases to be in the


                                                          Stock Option Agreement

Service of the Corporation if Optionee was terminated for "cause" or could have been terminated for "cause." If Optionee has an employment or consulting agreement the Corporation, the term "cause" shall have the meaning given that term in the employment or consulting agreement. If Optionee does not have and employment or consulting agreement with the Corporation, or if such employment or consulting agreement does not define the term "cause," the term "cause" shall mean: (1) misconduct or dishonesty that materially adversely affects the Corporation, including without limitation (I) an act materially in conflict with the financial interests of the Corporation, (ii) an act that could damage the reputation or customer relations of the Corporation, (iii) an act that could subject the Corporation to liability, (iv) an act constituting sexual harassment or other violation of the civil rights of coworkers, (v) failure to obey any lawful instruction of the Board or any officer of the Corporation and (vi) failure to comply with, or perform any duty required under, the terms of any confidentiality, inventions, or noncompetition agreement Optionee may have with the Corporation, or (2) acts constituting the unauthorized disclosure of any of trade secrets or confidential information of the Corporation, unfair competition with the corporation or the inducement of any customer of the Corporation to breach any contract during the pendency of any investigation by the Board, or its designee, and/or any negotiations by the Board, or its designee, and Optionee, regarding any actual or alleged act or omission by Optionee of the type described in this paragraph.

     6.  CORPORATE TRANSACTION.

     (a) This Option shall terminate upon the consummation of any Corporate Transaction, unless expressly assumed by the successor corporation or parent thereof.

     (b) In connection with any such Corporate Transaction, the Plan Administrator may, at its sole discretion, (i) accelerate this Option so that this Option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to all of the Option Shares and may be exercised for all or any portion of such shares, (ii) arrange for this Option either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (iii) arrange for this Option to be replaced by a comparable cash incentive program of the successor corporation based on the option spread (the amount by which the Fair Market Value of the shares of Common Stock at the time subject to the Option exceeds the Option Price payable for such shares) or (iv) take none of the actions described in clauses (i), (ii) or (iii) above and allow this Option to terminate as provided in Paragraph 6(a) above. The determination of comparability under clauses (ii) and (iii) above shall be made by the Plan Administrator, and its determination shall be final and conclusive.


                                                          Stock Option Agreement

     (c) The exercisability of this Option as an incentive stock option under the Federal tax laws (if designated as such in the Grant Notice) shall, in connection with any such Corporate Transaction, be subject to the applicable dollar limitation of Paragraph 19.

     (d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     7.  ADJUSTMENT IN OPTION SHARES

     (a) In the event any change is made to the Corporation's outstanding Common Stock by reason of any stock split, stock dividend, combination of shares, exchange or conversion of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the total number of Option Shares subject to this Option and (ii) the Option Price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

     (b) If this Option is to be assumed or is otherwise to remain outstanding after the Corporate Transaction, then this Option shall be appropriately adjusted to apply and pertain to the number and class of securities that would have been issuable to the Optionee in the consummation of such Corporation Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Option Price payable per share, provided the aggregate Option Price payable hereunder shall remain the same.

     8. PRIVILEGE OF STOCK OWNERSHIP. The holder of this Option shall not have any of the rights of a shareholder with respect to the Option Shares until such individual shall have exercised the option and paid the Option Price.

     9.  MANNER OF EXERCISING OPTION.

     (a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

     (1) Execute and deliver to the Secretary of the Corporation the Purchase Agreement;


                                                         Stock Option Agreement

     (2) Pay the aggregate Option Price for the purchased shares either by full payment in cash or check, or any other form approved by the Plan Administrator at the time of exercise in accordance with the provisions of Paragraph 15.1

     (3) Furnish to the Corporation appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

     (b) Should the Corporation's outstanding Common Stock be registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), at the time the Option is exercised, then the Option Price may also be paid as follows:

     (1) in shares of the Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

     (2) through a special sale and remittance procedure pursuant to which the Optionee (i) is to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds, an amount sufficient to cover the aggregate Option Price payable for the purchased shares plus all applicable Federal and state income and employment taxes required to be withheld by the Corporation by reason of such purchase and (ii) concurrently provides written directives to the Corporation to deliver the certificates for the purchased shares directly to such broker-dealer in order to effect the sale transaction.

     (c) Except to the extent the special sale and remittance procedure is utilized to exercise this Option, payment of the Option Price must accompany the delivery of the Purchase Agreement. As soon after such payment is practical, the Corporation shall mail or deliver to Optionee (or to the other person or persons exercising this Option) a certificate or certificates representing the shares so purchased and paid for, with the appropriate legends affixed thereto.

     (d) In no event may this Option be exercised for any fractional shares.

     10. RIGHTS OF FIRST REFUSAL/REPURCHASE RIGHTS. THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF

--------
1 Authorization of a loan or installment payment method under such provisions may, under currently proposed Treasury Regulations, result in the loss of incentive stock option treatment under the Federal tax laws.

                                                         Stock Option Agreement

FIRST REFUSAL OF THE CORPORATION AND ITS ASSIGNS IN CONNECTION
WITH ANY PROPOSED TRANSFER OF ANY SUCH SHARES IN ACCORDANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THE 1998 STOCK OPTION/STOCK ISSUANCE PLAN AND THE STOCK PURCHASE AGREEMENT. ADDITIONALLY, THE GRANT NOTICE MAY GRANT THE CORPORATION THE RIGHT TO REPURCHASE ANY SHARES ACQUIRED UNDER THIS OPTION, WHICH RIGHT SHALL LAPSE OVER TIME BASED UPON THE OPTIONEE'S LENGTH OF SERVICE TO THE CORPORATION.

     11. COMPLIANCE WITH LAWS AND REGULATIONS.

     (a) The exercise of this Option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Corporation and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Corporation's Common Stock may be listed at the time of such exercise and issuance.

     (b) In connection with the exercise of this Option, Optionee shall execute and deliver to the Corporation such representations in writing as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

     12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Corporation.

     13. LIABILITY OF CORPORATION.

     (a) If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock that may be issued under the Plan without shareholder approval, then this Option shall be void with respect to such excess shares, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the applicable provisions of Article IV of the Plan.

     (b) The inability of the Corporation to obtain approval from any regulatory body having authority the Corporation deems necessary to the lawful issuance and sale of any Common stock pursuant to this Option shall relieve the Corporation of any liability with respect to the non-issuance of sale of the Common stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.


                                                          Stock Option Agreement
                                                                          Page 6

     14. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at its principal corporate offices. Any notices required to be given or delivered to the Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the US Mail, postage prepaid and properly addressed to the party to be notified.

     15. LOANS. The Plan Administrator may, in its absolute discretion and without any obligation to do so, assist the Optionee in the exercise of this Option by (i) authorizing the extension of a loan to the Optionee from the Corporation or (ii) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate, the requirement for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

     16. CONSTRUCTION. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this Option.

     17. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Oregon.

     18. SHAREHOLDER APPROVAL. The grant of this Option is subject to approval of the Plan by the Corporation's shareholders within twelve (12) months after the adoption of the Plan by the Board. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, THIS OPTION MAY NOT BE EXERCISED IN WHOLE OR IN PART UNTIL SUCH SHAREHOLDER APPROVAL IS OBTAINED. In the event that such shareholder approval is not obtained, then this Option shall terminate in its entirety and the Optionee shall have no further rights to acquire any Option Shares hereunder.

     19. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE STOCK OPTION. In the event this Option is designated an incentive stock option in the Grant Notice, the following terms and conditions shall also apply to the grant:


                                                         Stock Option Agreement
                                                                          Page 7

     (a) This Option shall cease to qualify for favorable tax treatment as an incentive stock option under the Federal tax laws if (and to the extent) this Option is exercised for one or more Option Shares: (i) more than three (3) months after the date the Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than one (1) year after the date the Optionee ceases to be an Employee by reason of Permanent Disability.

     (b) In the event this Option is designated as immediately exercisable in the Grant Notice, then except in the event of a Corporate Transaction, this Option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant
Date) of the Common Stock for which this Option would otherwise first become exercisable in such calendar year would, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more other post-1986 incentive stock options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary corporations) first become exercisable during the same calendar year, exceed one hundred thousand dollars ($100,000) in the aggregate. To the extent the exercisability of this Option is deferred by reason of the foregoing limitation, the deferred portion will first become exercisable in the first calendar year or years thereafter in which the one hundred thousand dollar ($100,000) limitation of this Paragraph 19(b) would not be contravened.

     (c) In the event this Option is designated as an installment option in the Grant Notice, no installment under this Option (whether annual or monthly) shall qualify for favorable tax treatment as an incentive stock option under the Federal tax laws if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder will, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which this Option or one or more other post-1986 incentive stock options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary corporations) first become exercisable during the same calendar year, exceed one hundred thousand dollars ($100,000) in the aggregate.

     (d) Should the exercisability of this Option be accelerated upon a Corporate Transaction, then this Option shall qualify for favorable tax treatment as an incentive stock option under the Federal tax laws only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this Option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which this Option or one or more other post-1986 incentive stock options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary corporations) first become exercisable during the same calendar year, exceed one hundred thousand (100,000) in the aggregate.

                                                         Stock Option Agreement

     (e) To the extent this Option should fail to qualify as an incentive stock option under the Federal tax laws, the Optionee will recognize compensation income in connection with the acquisition of one or more Option Shares hereunder, and the Optionee must make appropriate arrangements for the satisfaction of all Federal, state or local income tax withholding requirements and Federal Social Security employee tax requirements applicable to such compensation income.

     20. ADDITIONAL TERMS APPLICABLE TO A NON-STATUTORY STOCK OPTION. In the event this Option is designated a non-statutory stock option in the Grant Notice, Optionee hereby agrees to make appropriate arrangements with the Corporation for the satisfaction of all Federal, state or local tax withholding requirements and Federal Social Security employee tax requirements applicable to the exercise of this Option.

     21. DEFINITIONS. The following definitions shall apply to the respective capitalized terms used herein:

     (a) BOARD means the Board of Directors of Oregon Baking Company, dba Marsee Baking

     (b) CODE means the Internal Revenue Code of 1986, as amended.

     (c) COMMON STOCK means the Common Stock of Oregon Baking Company, dba Marsee Baking

     (d) CORPORATION means Oregon Baking Company, dba Marsee Baking, a Delaware corporation, and any of its successors.

     (e) CORPORATE TRANSACTION means one or more of the following transactions:

     (1) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Corporation's incorporation;

     (2) the sale, transfer, or other disposition of all or substantially all of the assets of the Corporation; or

                                                         Stock Option Agreement
                                                                          Page 9

     (3) any reverse merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to holders different from those who held stock immediately prior to such merger.

     (f) EMPLOYEE means an individual who is in the employ of the Corporation or any Parent or Subsidiary corporation. An Optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or any Parent or Subsidiary corporation, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     (g) EXERCISE DATE shall be the date on which the executed Purchase Agreement for one or more Option Shares is delivered to the Corporation in accordance with Paragraph 9 of this Agreement.

     (h) FAIR MARKET VALUE of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

     (1) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and the lowest asked prices (or if such information is available the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ National Market System or any successor system. If there are no reported bid and asking prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid and the lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

     (2) If the Common Stock is at the time listed or admitted to trading on any stock exchange then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                                                         Stock Option Agreement
                                                                        Page 10

     (3) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Plan Administrator otherwise determines that the valuation provisions of subparagraphs (a) and (b) above will not result in a true and accurate valuation of the Common Stock, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate under the circumstances.

     (i) GRANT DATE means the date specified in the Grant Notice as the date on which the Option was granted to the Optionee under the Plan.

     (j) INCENTIVE STOCK OPTION means an option not intended to meet the statutory requirements of Section 422 of the Code.

     (k) NON-STATUTORY STOCK OPTION means an option not intended to meet the statutory requirements prescribed for in an Incentive Stock Option.

     (l) OPTION SHARES means the total number of shares of Common Stock indicated in the Grant Notice as purchasable under this Option.

     (m) OPTIONEE means the individual identified in the Grant Notice as the person to whom this Option has been granted under the Plan.

     (n) OPTION PRICE means the exercise price per share to be paid by the Optionee for the exercise of this Option. The Option Price is indicated in the Grant Notice.

     (o) PARENT corporation means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such claim.

     (p) PERMANENTLY DISABLED or Permanent Disability means the inability of an individual to engage in any substantial gainful activity by reason of any medically-determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     (q) PLAN means the 1998 Stock Option/Stock Issuance Plan of the Corporation, in the form of Exhibit C to the Grant Notice.

                                                         Stock Option Agreement
                                                                        Page 11

     (r) PLAN ADMINISTRATOR means either the Board or a committee of two or more Board members, to the extent such committee may at the time be responsible for plan administration.

     (s) PURCHASE AGREEMENT means the stock purchase agreement, in substantially the form of Exhibit B to the Grant Notice, which is to be executed in connection with the exercise of this Option for one or more Option Shares.

     (t) SERVICE means the performance of services for the Corporation or any Parent or Subsidiary corporation by an individual in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor. Accordingly, the Optionee shall be deemed to remain in Service for so long as such individual renders services to the Corporation or any Parent or Subsidiary corporation on a periodic basis in the capacity of an Employee, a non-employee of the board of directors or an independent consultant or advisor.

     (u) SUBSIDIARY corporation means each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                                         Stock Option Agreement
                                                                        Page 12

                                    EXHIBIT B

                            STOCK PURCHASE AGREEMENT

                    OREGON BAKING COMPANY, DBA MARSEE BAKING

                            STOCK PURCHASE AGREEMENT


          Agreement made as of this ____ day of __________________, 19__, and between Oregon Baking Company, dba Marsee Baking, an Oregon corporation (the "Corporation"), and _________________________________________, the holder of a stock option ("Optionee") under the Corporation's 1997 Stock Option/Stock Issuance Plan (the "Plan").

          All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix, unless otherwise indicated.

          A. EXERCISE OF OPTION
             ------------------

          1. EXERCISE. Optionee hereby purchases shares of Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on ____________, 19__ (the "Grant Date") to purchase up to ______________ shares of Common Stock under the Plan at the exercise price of $_____________ per share (the "Exercise Price").

          2. PAYMENT. Concurrently with the delivery of this Agreement to the Corporate Secretary, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

          3. DELIVERY OF CERTIFICATES. The certificates representing the Purchased Shares hereunder which are subject to the Repurchase Right shall be held in escrow by the Corporate Secretary in accordance with the provisions of Article G.

          4. SHAREHOLDER RIGHTS. Until such time as the Corporation actually exercises its Repurchase Right or First Refusal Right under this Agreement, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting, dividend, and liquidation rights) with respect to the Purchased Shares, including the Purchased Shares held in escrow under Article G, subject, however, to the transfer restrictions of Article D.

          B. SECURITIES LAW COMPLIANCE
             -------------------------

          1. EXEMPTION FROM REGISTRATION. The Purchased Shares have not been registered under the 1933 Act and are accordingly being issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 of the


                                               Employee Stock Purchase Agreement

SEC for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby acknowledges receipt of a copy of the Plan in the form of Exhibit C to the Grant Notice.

          2. RESTRICTED SECURITIES.
          -------------------------

          (a) Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchase Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 of the SEC issued under the 1933 Act is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

          (b) Upon the expiration of the ninety (90) day period immediately following the date on which the Corporation first becomes subject to the reporting requirements of the Exchange Act, the Purchased Shares, to the extent vested under Article E, may be sold (without registration) pursuant to the applicable requirements of Rule 144. If Optionee is at the time of such sale an affiliate of the Corporation for purposes of Rule 144 or was such an affiliate during the preceding three (3) months, then the sale must comply with all the requirements of Rule 144 (including the volume limitation on the number of shares sold, the broker/market-maker sale requirement and the requisite notice to the SEC); however, the one (1) year holding period requirement of Rule 144 will not be applicable. If Optionee is not at the time of the sale an affiliate of the Corporation nor was such an affiliate during the preceding three (3) months, then none of the requirements of Rule 144 (other than the broker/market-maker sale requirement for Purchased Shares held for less than two
(2) years following payment in cash of the Exercise Price therefor) will be applicable to the sale.

          (c) Should the Corporation not become subject to the reporting requirements of the Exchange Act, then Optionee may, provided he/she is not at the time an affiliate of the Corporation (nor was such an affiliate during the preceding three (3) months), sell the Purchased Shares (without registration) pursuant to paragraph (k) of Rule 144 after the Purchased shares have been held for a period of two (2) years following the payment of the Exercise Price for such shares.

          3. DISPOSITION OF SHARES. Optionee hereby agrees that Optionee shall make no disposition of the Purchased Shares (other than a permitted transfer under paragraph D.1) unless and until there is compliance with all of the following requirements:

          (a) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

                                               Employee Stock Purchase Agreement

          (b) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

          (c) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (i) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

          (d) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares.

The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

          4. RESTRICTIVE LEGENDS. In order to reflect the restrictions imposed by this Agreement upon the disposition of the Purchased Shares, the stock certificates for the Purchased Shares shall be endorsed with restrictive legends, including one or more of the following legends:

          (a) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (i) an effective registration statement for the shares under such Act, (ii) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer or (iii) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

          (b) "The shares represented by this certificate are unvested and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written Stock Purchase Agreement between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). Such agreement grants certain repurchase rights and rights of first refusal to the Corporation (or its assignees) upon the sale, assignment, transfer, encumbrances or other disposition of the Corporation's shares or upon termination of service with the Corporation. A copy of such agreement is maintained at the Corporation's principal corporate offices."

                                               Employee Stock Purchase Agreement

     C. SPECIAL TAX ELECTION
        --------------------

          1. SECTION 83(B) ELECTION FOR EXERCISE OF NON-STATUTORY STOCK OPTION. If the Purchased Shares are acquired hereunder pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then Optionee understands that under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right provided under Article E. Optionee understands that he/she may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired hereunder, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the Fair Market Value of the Purchased Shares on the date of this Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. THE FROM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT II HERETO. OPTIONEE UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30) DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

          2. CONDITIONAL SECTION 83(B) ELECTION FOR EXERCISE OF INCENTIVE OPTION. If the Purchased Shares are acquired hereunder pursuant to the exercise of an Incentive Option under the Federal tax laws, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased
Shares:

          (a) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

          (b) The excess of (i) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (ii) the Exercise Price pad for the Purchased Shares will be includable in Optionee's taxable income for alternative minimum tax purposes.

                                               Employee Stock Purchase Agreement

          (c) If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (i) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (ii) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

          (d) For purposes of the foregoing, the term "forfeiture restrictions" will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right under Article E. The term "disqualifying disposition" means any sale or other disposition(1) of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

          (e) In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit (a) Optionee's alternative minimum taxable income upon exercise and (b) Optionee's ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. THE APPROPRIATE FORM FOR MAKING SUCH A PROTECTIVE ELECTION IS ATTACHED AS EXHIBIT III TO THIS AGREEMENT AND MUST BE FILED WITH THE INTERNAL REVENUE SERVICE WITHIN THIRTY (30) DAYS AFTER THE DATE OF THIS AGREEMENT. HOWEVER, SUCH ELECTION IF PROPERLY FILED WILL ONLY BE ALLOWED TO THE EXTENT THE FINAL TREASURY REGULATIONS PERMIT SUCH A PROTECTIVE ELECTION.

          3. FILING RESPONSIBILITY. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER
SECTION 83(B), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

     D. TRANSFER RESTRICTIONS.
        ---------------------

          1. RESTRICTION ON TRANSFER. Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject


--------
(1) Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee's spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

                                               Employee Stock Purchase Agreement
                                                                          Page 5
to the Repurchase Right under Article E. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise made the subject of disposition in contravention of the First Refusal Right under Article F or the market stand-off provisions of paragraph D.3. Such restrictions on transfer, however, shall not be applicable to (a) a gratuitous transfer of the Purchased Shares, provided and only if Optionee's obtains the Corporation's prior written consent to such transfer, (b) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession or (c) a transfer tot he [sic] Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

          2. TRANSFEREE OBLIGATIONS. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of one of the permitted transfers specified in paragraph D.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (a) both the Repurchase Right and the First Refusal Right granted hereunder and (b) the market stand-off provisions of paragraph D.3, to the same extent such shares would be so subject if retained by Optionee.

          3. MARKET STAND-OFF.
          --------------------

          (a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. The limitations of this paragraph D.3 shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

          (b) In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange or conversion of shares or other change affecting the Corporation's outstanding Common Stock effected as a class without the Corporation's receipt of consideration, then any new, substituted or additional securities distributed with respect to the Purchased Shares shall be immediately subject to the provisions of this paragraph D.3, to the same extent the Purchased Shares are at such time covered by such provisions.

          (c) In order to enforce the limitations of this paragraph D.3, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

                                               Employee Stock Purchase Agreement
                                                                          Page 6

     E. REPURCHASE RIGHT.
        ----------------

          1. GRANT. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60) day period following the date Optionee ceases for any reason to remain in Service, (if later) during the sixty (60) day period following the execution date of this Agreement, or contemporaneously with the consummation of a Corporate Transaction, to repurchase at the exercise Price all or (at the discretion of the Corporation and with the consent of Optionee) any portion of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the vesting provisions of paragraph E.3 (such shares to be hereinafter called the "Unvested Shares").

          2. EXERCISE OF THE REPURCHASE RIGHT. The Repurchase right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the applicable sixty (60) day period specified in paragraph E.1, or, in the case of a Corporate Transaction, prior to its consummation. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Unvested Shares may have been previously delivered out of escrow to Owner, Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Corporate Secretary the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The Corporation shall, concurrently with the receipt of such stock certificates (either from escrow in accordance with paragraph G.3 or from Owner as herein provided), pay to Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner.

          3. TERMINATION OF THE REPURCHASE RIGHT. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under paragraph E.2. In addition, the Repurchase Right shall terminate, and cease to be exercisable, with respect to any and all Purchased Shares in which Optionee vests in accordance with the vesting schedule specified in the Grant Notice. All Purchased Shares as to which the Repurchase right lapses shall, however, continue to be subject to (a) the First Refusal Right of the Corporation and its assignees under Article F, and (b) the market stand-off provisions of paragraph D.3.

          4. AGGREGATE VESTING LIMITATION. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements ("Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the vesting provisions of paragraph E.3, had all the Purchased Shares been acquired exclusively under this Agreement.

                                               Employee Stock Purchase Agreement
                                                                          Page 7

          5. FRACTIONAL SHARES. No fractional shares shall be repurchased by the Corporation. Accordingly, should the Repurchase Right extend to a fractional share (in accordance with the vesting provisions of paragraph E.3) at the time Optionee ceases Service, then such fractional share shall be added to any fractional share in which Optionee is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

          6. ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange or conversion of shares or other change affecting the outstanding Common Stock as a class effected without the Corporation's receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Purchase Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Corporation's capital structure; provided, however, that the aggregate price shall remain the same.

          7. CORPORATE TRANSACTION.

          (a) In the event of a Corporate Transaction, the Plan Administrator may, at its sole discretion, (i) terminate the Corporation's Repurchase Right under this Agreement and thereby cause the Shares subject to such right to vest immediately in full, (ii) arrange for the Repurchase Right to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (iii) exercise the Corporation's Repurchase Right contemporaneously with the consummation of the Corporate Transaction as provided in paragraph E.1 above.

          (b) To the extent the Repurchase Right remains in effect following such Corporate Transaction, such right shall apply to the new capital stock or other property (including cash) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

                                               Employee Stock Purchase Agreement
                                                                          Page 8

          F. RIGHT OF FIRST REFUSAL
             ----------------------

          1. GRANT. The Corporation is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which Optionee has vested in accordance with the vesting provisions of Article E. For purposes of this Article F, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any of the permitted transfers under paragraph D.1.

          2. NOTICE OF INTENDED DISPOSITION. In the event any Owner of the Purchased Shares desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter called the "Target Shares"), Owner shall promptly (a) deliver to the Corporate Secretary written notice (the "Disposition Notice") of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror, and (b) satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and D.

          3. EXERCISE OF RIGHT.
          ---------------------

          (a) The Corporation (or its assignees) shall, for a period of thirty
(30) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the disposition Notice upon the same terms and conditions as those specified therein or upon such other terms and conditions (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the thirty (30) day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation (or its assignees) shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; at such time Owner shall deliver to the Corporation the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at the time held in escrow under Article G, the certificates for such shares shall automatically be released from escrow and delivered to the Corporation for purchase.

          (b) Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation (or its assignees) cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation (or its assignees) or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers

                                               Employee Stock Purchase Agreement
shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifth business day following delivery of the Exercise Notice or
(ii) the fifth business day after such cash valuation shall have been made.

          4. NON-EXERCISE OF RIGHT. In the event the Exercise Notice is not given to Owner within thirty (30) days following the date of the Corporation's receipt of the Disposition Notice, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Article B. To the extent any of the Target Shares are at the time held in escrow under Article G, the certificates for such shares shall automatically be released from escrow and surrendered to Owner. The third-party offeror shall acquire the Target Shares free and clear of the Repurchase Right under Article E and the First Refusal Right hereunder, but the acquired shares shall remain subject to (a) the securities law restrictions of paragraph B.2(a) and (b) the market stand-off provisions of paragraph D.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30) day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with paragraph F.6.

          5. PARTIAL EXERCISE OF RIGHT. In the event the Corporation (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

          (a) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of paragraph F.4, as if the Corporation did not exercise the First Refusal Right hereunder; or

          (b) sale to the Corporation (or its assignees) of the portion of the Target Shares which the Corporation (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of paragraph F.3.

Failure of Owner to deliver timely notification to the Corporation under this paragraph F.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (a) above.

                                               Employee Stock Purchase Agreement
                                                                         Page 10

          6. LAPSE. The First Refusal Right under this Article F shall lapse and cease to have effect upon the earliest to occur of (a) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (b) a determination is made by the Board that a public market exists for the outstanding shares of Common Stock, or (c) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of a least seven and a half million dollars ($7,500,000). However, the market stand-off provisions of paragraph D.3 shall continue to remain in full force and effect following the lapse of the First Refusal Right hereunder.

          G. ESCROW.
             ------

          1. DEPOSIT. Upon issuance, the certificates for any Unvested Shares purchased hereunder shall be deposited in escrow with the Corporation to be held in accordance with the provisions of this Article G. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form of Exhibit I. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporation pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with paragraph G.3. Upon delivery of the certificates (or other assets and securities) to the Corporation, the Owner shall be issued an instrument of deposit acknowledging the number of Unvested Shares (or other assets and securities) delivered in escrow to the Corporation.

          2. RECAPITALIZATION. All regular cash dividends on the Unvested Shares (or other securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization, conversion or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Unvested Shares shall be immediately delivered to the Corporation to be held in escrow under this Article G, but only to the extent the Unvested Shares are at the time subject to the escrow requirements of paragraph G.1.

          3. RELEASE/SURRENDER. The Unvested Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Corporation for repurchase and cancellation:

          (a) Should the Corporation (or its assignees) elect to exercise the Repurchase Right with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Corporation, concurrently with the payment to the Owner, in cash or cash equivalent


                                               Employee Stock Purchase Agreement

(including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Purchase Price for such Unvested Shares, and the Owner shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities attributable to such Unvested Shares).

          (b) Should the Corporation (or its assignees) elect to exercise its First Refusal Right under this Agreement with respect to any vested Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall, concurrently with the payment of the purchase price for such Target Shares to the Owner, be surrendered to the Corporation and the Owner shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities).

          (c) Should the Corporation (or its assignees) elect NOT to exercise their First Refusal Right under this Agreement with respect to any vested Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Owner for disposition in accordance with the provisions of this Agreement.

          (d) As the interest of the Participant in Unvested Shares (or any other assets or securities attributable thereto) vests in accordance with the provisions of Article E, the certificates for such vested shares (as well as all other vested assets and securities) may be released from escrow and delivered to the Owner in accordance with the following schedule:

               (i) Upon the written request of the Participant, the initial release of vested shares (or other vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial twelve (12) month period measured from the initial vesting date under the Repurchase Right; provided, however, that in no event will vested shares be released from escrow until shareholder approval authorizing the issuance of such shares under the Plan has been obtained.

               (ii) Upon the written request of the Participant, subsequent releases of vested shares (or other vested assets and securities) from escrow shall be effected at annual intervals thereafter.

               (iii) Upon the Participant's cessation of Service, any escrowed Shares (or other assets or securities) in which the Participant is at the time vested shall be promptly released from escrow.

                                               Employee Stock Purchase Agreement
                                                                         Page 12

               (iv) Upon any earlier termination of the Corporation's Repurchase Right in accordance with the applicable provisions of Article E, the Shares (or other assets or securities) at the time held in escrow hereunder shall promptly be released to the Owner as fully-vested shares or other property.

          (e) All Shares (or other assets or securities) released from escrow in accordance with the provisions of subparagraph (d) above shall nevertheless remain subject to this Agreement.

          H. GENERAL PROVISIONS
             ------------------

          1. ASSIGNMENT. The Corporation may assign its Repurchase Right and/or its First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more shareholders of the Corporation. If the assignee of the Repurchase Right is other than (a) a wholly-owned subsidiary of the Corporation or (b) the parent corporation owning one hundred percent (100%) of the Corporation's outstanding capital stock, then such assignee must make a cash payment to the Corporation, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (a) the Fair Market Value of the Purchased Shares at the time subject to the assigned Repurchased Right over (b) the aggregate repurchase price payable for the Purchased Shares thereunder.

          2. NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary) or Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

          3. NOTICES. Any notice required in connection with (a) the Repurchase Right or the First Refusal Right, or (b) the disposition of any Purchased Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph 1.3 to all other parties to this Agreement.

          4. NO WAIVER. The failure of the Corporation (or its assignees) in any instance to exercise the Repurchase Right, or the failure of the Corporation (or its assignees) in any instance to exercise the First Refusal Right, shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee or Optionee's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

          5. CANCELLATION OF SHARES. If the Corporation (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time,


                                               Employee Stock Purchase Agreement
the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

          I. MISCELLANEOUS PROVISIONS.
             ------------------------

          1. OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

          2. AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

          3. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Oregon without resort to that State's conflict-of-laws rules. The parties hereto hereby irrevocably submit to the jurisdiction of any state or federal court sitting in Multnomah County, Oregon, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Agreement, and hereby waive any objection to venue in any such court and any claim that such forum is an inconvenient forum.

          4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          5. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon the Corporation and its successors and assignees and Optionee and Optionee's legal representatives, heirs, legatees, distributees, assignees, and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

          6. POWER OF ATTORNEY. Optionee's spouse hereby appoints Optionee his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power

                                               Employee Stock Purchase Agreement
                                                                         Page 14
of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.


              [The remainder of this page intentionally left blank]



                                               Employee Stock Purchase Agreement
                                                                         Page 15

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                        OREGON BAKING COMPANY,
                                        dba Marsee Baking


                                        By:_____________________________________

                                        Title:__________________________________

                                        Address:________________________________


                                        OPTIONEE:


                                        ________________________________________

                                        Address:________________________________
                                        ________________________________________


          The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement, including (specifically) the right of the Corporation (or its assignees) to purchase any and all interest or right the undersigned may otherwise have in such shares.


                                        OPTIONEE'S SPOUSE:


                                        ________________________________________



                                        Address:________________________________
                                                ________________________________




                                               Employee Stock Purchase Agreement
                                                                         Page 16

                                    APPENDIX
                                    --------

DEFINITIONS
-----------

         BOARD shall mean the Corporation's Board of Directors.

         CODE shall mean the Internal Revenue Code of 1986, as amended.

         COMMON STOCK shall mean the Corporation's Common Stock.

         CORPORATE TRANSACTION shall mean one or more of the following shareholder-approved transactions:

              (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Corporation's incorporation;

              (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation;

              (iii) any reverse merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger.

         CORPORATION shall mean Oregon Baking Company, dba Marsee Baking, an Oregon corporation, and any of its successors.

         EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended.

         FAIR MARKET VALUE of a share of Common Stock on any relevant date, prior to the initial public offering of Common Stock, shall be determined by the Plan Administrator after taking into account such factors as it shall deem appropriate.

         GRANT NOTICE shall mean the notice of grant of stock option pursuant to which Optionee has been informed of the basic terms of the Option.

         INCENTIVE OPTION shall mean a stock option granted under the Plan which satisfies the requirements of Code Section 422.

         1933 ACT shall mean the Securities Act of 1933, as amended.

                                                                        Appendix

         NON-STATUTORY OPTION shall mean an option not intended to meet the requirements of Code Section 422.

         OPTION AGREEMENT shall mean the agreement between the Corporation and Optionee evidencing the Option.

         OWNER shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a permitted transfer from Optionee in accordance with paragraph D.1.

         PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         SEC shall mean the Securities and Exchange Commission.

         SERVICE shall mean the provision of services to the Corporation or any Parent or Subsidiary by an individual in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or a consulting or independent contractor.

         SUBSIDIARY shall mean each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                                                        Appendix
                                                                          Page 2

                                    EXHIBIT I
                                    ---------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

                  FOR VALUE RECEIVED _________________________ hereby sell(s), assign(s) and transfer(s) unto ______________________________ ("Assignee"),
(_______) shares of the Common Stock of Oregon Baking Company, dba Marsee Baking (the "Corporation") standing in his or her name on the books of the Corporation represented by Certificate No. _________ herewith and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.


Dated: _____________________


                                              __________________________________
                                              (signature)



INSTRUCTION: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise its Repurchase Right set forth in the Agreement without requiring additional signatures on the part of Optionee.


                                                                       Exhibit I
                                                                          Page 1

                                   EXHIBIT II
                                   ----------

                           SECTION 83(B) TAX ELECTION

     This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)  The taxpayer who performed the services is:

     Name: ________________________________________
     Address: _____________________________________
     Taxpayer ID No: ______________________________

(2) The property with respect to which the election is being made is __________ shares of the Common Stock of Oregon Baking Company, dba Marsee Baking.

(3)  The property was issued on ________________, _____.

(4)  The taxable year in which the election is being made is the calendar year
     _____.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of semi-annual and monthly installments over a forty-eight (48) month period ending on __________,
     ______.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_________ per share.

(7)  The amount paid for such property is $__________ per share.

(8) A copy of this statement was furnished to Oregon Baking Company, dba Marsee Baking for whom taxpayer rendered the services underlying the transfer of property.

(9)  This statement is executed as of: ___________________________, __________.


______________________________________       ___________________________________
Spouse (if any)                              Taxpayer

This form must be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax returns. The filing must be made within 30 days after the execution date of the Stock Purchase Agreement.

                                                                      Exhibit II
                                                                          Page 1

                                   EXHIBIT III
                                   -----------

                           SECTION 83(B) TAX ELECTION

     This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)  The taxpayer who performed the services is:

     Name: ________________________________________
     Address: _____________________________________
     Taxpayer ID No: ______________________________

(2) The property with respect to which the election is being made is __________ shares of the Common Stock of Oregon Baking Company, dba Marsee Baking.

(3)  The property was issued on ________________, _____.

(4)  The taxable year in which the election is being made is the calendar year
     _____.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of semi-annual and monthly installments over a forty-eight (48) month period ending on __________,
     ______.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_________ per share.

(7)  The amount paid for such property is $__________ per share.

(8) A copy of this statement was furnished to Oregon Baking Company, dba Marsee Baking for whom taxpayer rendered the services underlying the transfer of property.

(9)  This statement is executed as of: ___________________________, __________.


______________________________________       ___________________________________
Spouse (if any)                              Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or


                                                                    Exhibit III
                                                                         Page 1
her Federal and state tax returns for the current tax year and an additional copy for his or her records.

The property described in the above Section 83(b) election is comprised of shares of Common Stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Code. Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

1. The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares. The election is to be effective to the full extent permitted under the Internal Revenue Code.

2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of
              Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.

THIS PAGE IS TO BE ATTACHED TO ANY SECTION 83(B) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

                                                                    Exhibit III
                                                                         Page 2

                                    EXHIBIT C

                     1997 STOCK OPTION/STOCK ISSUANCE PLAN

                               [See Exhibit 10.3]